UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 23, 2010
PHI, INC.
(Exact name of registrant as specified in its charter)

Louisiana	0-9827	72-0395707
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 SE Evangeline Thruway, Lafayette, Louisiana	70508
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (337) 235-2452
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX

Item 1.01 Entry into a Material Definitive Agreement.
A. Indenture
     On September 23, 2010, PHI, Inc. (the “Company”) completed its previously announced private offering of $297,000,000 aggregate principal amount of 8.625% Senior Notes due 2018 (the “Notes”) to UBS Securities LLC (the “Initial Purchaser”) in accordance with a private placement conducted pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Concurrently, the Company completed its separate private offering conducted pursuant to Regulation D under the Securities Act of $3,000,000 aggregate principal amount of its 8.625% Senior Notes due 2018 pursuant to separate agreements (collectively, the “Director Purchase Agreements”) with certain of its directors, including its Chairman and Chief Executive Officer (the “Regulation D Notes” and, together with the Notes, the “2018 Notes”).
     The 2018 Notes were issued pursuant to an indenture entered into on September 23, 2010 (the “Indenture”) by and among the Company, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). The terms of the 2018 Notes are governed by the Indenture, which contains, among other things, certain restrictive covenants, including limitations on incurring indebtedness, creating liens, selling assets and entering into certain transactions with affiliates. The covenants also limit the Company’s ability to, among other things, pay cash dividends on common stock, repurchase or redeem common or preferred equity, prepay subordinated debt and make certain investments. Upon the occurrence of a “Change in Control” (as defined in the Indenture), each holder of the 2018 Notes will have the right to require the Company to purchase that holder’s 2018 Notes for a cash price equal to 101% of their principal amount. Upon the occurrence of an “Event of Default” (as defined in the Indenture), the Trustee or the holders of the 2018 Notes may declare all outstanding 2018 Notes to be due and payable immediately.
     A copy of the Indenture and form of Note are filed as Exhibits 4.1 and 4.2 hereto and are incorporated herein by reference. The descriptions of the Indenture and the Notes contained herein are qualified in their entirety by the full text of such exhibits.
B. Registration Rights Agreement
     In connection with the issuance of the Notes, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) dated as of September 23, 2010 with the Initial Purchaser whereby the Company agreed to offer to exchange the Notes for a new issue of substantially identical notes registered under the Securities Act.
     Under the Registration Rights Agreement, the Company is required, at its own cost, to file an exchange offer registration statement with the Securities and Exchange Commission, use its reasonable best efforts to cause the exchange offer registration statement to be declared effective and consummate the exchange offer within 365 days after September 23, 2010. Promptly following the effectiveness of the exchange offer registration statement, the Company will keep the exchange offer open for not less than 30 days after the date notice of the exchange offer is mailed to holders of the Notes. In the event the Company breaches its obligations under the Registration Right Agreement, it will be obligated to pay additional interest to the holders of the Notes.
     A copy of the Registration Rights Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference. The description of the Registration Rights Agreement contained herein is qualified in its entirety by the full text of such exhibit.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
     See Item 1.01(A), which is incorporated herein by reference, with respect to the completion of the private offerings by the Company of $300,000,000 aggregate principal amount of 8.625% Senior Notes due 2018.
Item 7.01 Regulation FD Disclosure.
     See Item 1.01, which is incorporated herein by reference, with respect to the completion on September 23, 2010 of the Company’s previously announced private offerings of $300,000,000 aggregate principal amount of its 8.625% Senior Notes due 2018.
     On September 23, 2010, the Company announced that it had accepted for purchase and payment all of the approximately $189.5 million of its $200,000,000 aggregate principal amount of 7.125% Senior Notes due 2013 that were validly tendered prior to 5:00 p.m., New York City time, on September 22, 2010 and not validly withdrawn pursuant to its previously announced cash tender offer and consent solicitation, which commenced on September 9, 2010. The tender offer will expire October 6, 2010, unless extended by the Company. Also on September 23, 2010, the Company called the remaining 7.125% Senior Notes due 2013 for redemption on October 25, 2010 at the redemption price of 103.563% of the principal amount, plus accrued and unpaid interest to the redemption date. A copy of the press release issued by the Company on September 23, 2010 is filed as Exhibit 99.1 hereto and is incorporated herein by reference.
          In accordance with General Instruction B.2 of Form 8-K, the information presented under Item 7.01 of this Current Report and set forth in Exhibit 99.1 hereto is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the

Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act or the Securities Exchange Act of 1934, each as amended.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Indenture dated as of September 23, 2010 by and among PHI, Inc., the subsidiary guarantors and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Form of 8.625% Senior Note due 2018.

10.1	Registration Rights Agreement dated as of September 23, 2010 by and among PHI, Inc., the subsidiary guarantors and UBS Securities LLC.

99.1	Press release by PHI, Inc., dated September 23, 2010, announcing completion of offering of $300 million 8.625% senior notes due 2018 and acceptance for purchase and payment with respect to its 7.125% senior notes due 2013 and call of remaining 7.125% senior notes due 2013 for redemption.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHI, INC.
Date: September 23, 2010	By:	/s/ MICHAEL J. MCCANN
		Name:	Michael J. McCann
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture dated as of September 23, 2010 by and among PHI, Inc., the subsidiary guarantors and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Form of 8.625% Senior Note due 2013.

10.1	Registration Rights Agreement dated as of September 23, 2010 by and among PHI, Inc., the subsidiary guarantors and UBS Securities LLC.

99.1	Press release by PHI, Inc., dated September 23, 2010, announcing completion of offering of $300 million 8.625% senior notes due 2018 and acceptance for purchase and payment with respect to its 7.125% senior notes due 2013 and call of remaining 7.125% senior notes due 2013 for redemption.